UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2022

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 26, 2022, HighPeak Energy, Inc. (the “Company”) entered into a definitive agreement (the “Acquisition PSA”) to acquire certain oil and gas assets (the “Assets”) located in Howard County, Texas from Hannathon Petroleum, LLC (“Hannathon”) and other non-operated working interest owners (the “Acquisition”). Pursuant to the Acquisition PSA, the Company agreed to purchase the Assets for an aggregate $255 million in cash and approximately 3.78 million shares of the Company’s common stock (the “Common Stock”), subject to customary closing adjustments. The Acquisition has an effective date of January 1, 2022 and is expected to close early in the third quarter of 2022.

Concurrently with the execution of the Acquisition PSA, the Company entered into an agreement which generally obligates the Company to use commercially reasonable efforts to file and have declared effective a registration statement with the Securities and Exchange Commission, upon request, providing for the registration of the resale of the shares to be issued as consideration under the Acquisition PSA.

Each party’s obligation to consummate the Acquisition is subject to the satisfaction of customary closing conditions.

Item 7.01	Regulation FD Disclosure.

On April 27, 2022, the Company issued a press release announcing that it has entered into the Acquisition PSA. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

On April 27, 2022, the Company posted an investor presentation discussing the Acquisition on the Company’s website, www.highpeakenergy.com, on the Presentations page under the News & Events tab within the Investors tab. A copy of the investor presentation is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including the Press Release and Investor Presentation filed as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 27, 2022.
99.2	Investor Presentation dated April 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: April 27, 2022
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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